Exhibit 99.4


   [FLEETBOSTON LOGO]                                            [SUMMIT LOGO]
   OCTOBER 2, 2000
   Leveraging the Franchise

   Strategic Rationale:
   Compelling Fit with FleetBoston's Franchise
   o     COMMANDING SHARE IN HIGHLY ATTRACTIVE MARKET
   o     ACCELERATES FEE INCOME GROWTH RATE:
   o     Bringing FleetBoston's Products to Summit Customers
   o     MAINTAINS DIVERSIFIED BUSINESS MIX AND EARNINGS CONSISTENCY
   o     LEVERAGES SCALE CREATED BY FLEET/BKB MERGER
   o     ATTRACTIVE SHAREHOLDER ECONOMICS

   Why Summit.... ?
   New Jersey - A Highly Attractive Market
   o # 1 in Population Density
   o # 2 in Household Income
   o 9 of the Top 100 Wealthiest Counties in the U.S.
   o 25% of all Households in Northeast with $1MM+ of Investable Assets
   o Small Business Base - Equals MA and CT Combined
   o 50% of Fortune 500 have HQ's or Operations in N.J.
   ... Great Opportunity to Leverage Our Franchise

   Northeast Powerhouse
   FleetBoston will have Sizable Lead Positions in
   Three of the Wealthiest States



                                                   FBF DEPOSIT
          HOUSEHOLD INCOME RANK       STATE           SHARE           RANK
--------------------------------------------------------------------------------
                   #1                 Conn.            27%             #1
--------------------------------------------------------------------------------
                   #2                 N.J.       21% (pro forma)       #1
--------------------------------------------------------------------------------
                   #6                 Mass.            37%             #1

   Ability to Cross-Sell
   Synergies Emerging From Fleet/Summit Merger

   On-Line Banking Customers (000s)
   12/98:  510 (12% penetration)
   9/00:  1,023 (26% penetration)

   On-Line Brokerage Customer (000s)
   12/98:  230
   9/00:  950

   Cash Management Revenues ($ billions)
   1999:  $0.8
   2000 Annualized:  $1.0

   Accelerating Summit's Growth Rate
   Huge Opportunity to Leverage Summit's Customers with
   FleetBoston's Stronger Product Mix

   Commercial:
     o     Small Business (#1 SBA Lender)
     o     Global services (Forex, Trade)
     o     Cash Management (Top 5 Provider)
     o     Capital Markets (equity & debt, principal Inv.)
     o     Comm'l Finance (leasing, asset based)

   Consumer:
     o     E-commerce initiatives
     o     On-Line Banking (Home Link)
     o     On-Line Brokerage (Quick & Reilly)
     o     Invest Mgmt ($130B AUM)

   Compelling Fit
   Summit Brings Features Unique to the Combination

   o PENNSYLVANIA PRESENCE

          o  $3B Deposits
          o  115 Branches

   o $11B AUM

          o Includes High-Performing Pillar Funds

   o INSURANCE BROKERAGE

          o # 1 in N.J.
          o 3rd Largest Among Banks

   o MERCHANT BANKCARD PROCESSING

          o # 1 in N.J.
          o 16,000+ Merchants

   How This Transforms our Strategy
   Circle of Value Creation
   Move Customers in Highly Attractive Markets -> Greater Penetration Growth & Scale -> Free Cash Flow and Capital -> Reinvestment in Growth Businesses

PPT SLIDE
   Attractive Shareholder Economics

   o     ACCRETIVE TO OPERATING EARNINGS IN 2001
   o     3% ACCRETIVE IN 2002 AND BEYOND
   o     IRR: 19%
   o     30% COST SAVES
   o     GENERATES $1B OF EXCESS CAPITAL THROUGH BALANCE SHEET REPOSITIONING

   Transaction Summary
   STRUCTURE: - POOLING

   - TAX-FREE EXCHANGE

   FIXED EXCHANGE RATIO: - 1.02 FBF SHARES FOR EACH SUB SHARE

   PRICE: - $39.78 PER SHARE (BASED ON FBF CLOSE ON 9/29)

   - $7B AGGREGATE TRANSACTION VALUE

   - 15.7% PREMIUM TO MARKET

   TIMING: - SUBJECT TO REGULATORY AND SUMMIT SHAREHOLDER APPROVAL

   - TARGETED TO CLOSE Q1'01

   BOARD OF DIRECTORS - 2 SUMMIT DIRECTORS INCLUDING T. JOSEPH SEMROD, CHAIRMAN & CEO, TO JOIN FBF BOARD

   DIVESTITURES - $250MM - PRIMARILY SOUTHERN NEW JERSEY

PPT SLIDE
   Low-Risk Integration

   o     FBF: AN EXCELLENT OPERATOR & CONSOLIDATOR

   o     NATURAL EXTENSION OF CURRENT GEOGRAPHY

   o     EACH COMPANY ALREADY ON A SINGLE OPERATING PLATFORM

   o     MANY COMMON VENDOR SYSTEMS

   o     VAST MAJORITY OF FLEETBOSTON BUSINESSES NOT AFFECTED

   o     EXPECT TO COMPLETE WITHIN 6 MONTHS

   We've Delivered
   Fleet/BKB Merger Completed

E.P.S. Expectations                               Pre-Merger    We've Delivered
                                                 Announcement
                                                --------------------------------
                                     1999            $2.85           $2.91
                                                --------------------------------
                                     2000            $3.19           $3.39
                                                --------------------------------
                                                 1% accretion     7% accretion


--------------------------------------------------------------------------------


Cost Savings                                      $1 Billion      Achieved by
                                                                    year end
                                                --------------------------------
                                                    -$600mm         -$800mm
                                                   (merger)        annualized
                                                --------------------------------
                                                    -$400mm       Thru 3Q 100
                                                 (divestiture)


--------------------------------------------------------------------------------


Divestitures                                     $13B Deposits        Done
                                                --------------------------------
                                                  12% premium      $13B & 315
                                                                     Branches to
                                                                     Sovereign &
                                                                     Community
                                                                      Banking

   Financial Assumptions

   COST SAVINGS: $275 MILLION (60% IN 2001 / 100% IN 2002)

   BALANCE SHEET $15B OF LOW-MARGIN ASSET DISPOSITIONS REPOSITIONING - $10B INVESTMENT SECURITIES

         - $ 5B Loans

         $175 million after-tax cost

   RESTRUCTURING CHARGES: $250 MILLION AFTER-TAX AT CLOSE $ 60 MILLION AFTER-TAX IN SUBSEQUENT PERIODS

   REVENUE ENHANCEMENTS: NONE ASSUMED

   Estimated Cost Savings
   Personnel $ 150MM
   Facilities and Equipment 60
   Other 65
   Total $ 275MM

                                E.P.S. Accretion

                                             ------------            -----------
                                                2001E                   2002E
                                             ------------            -----------
FBF EPS                                           $ 3.72                  $ 4.09

FBF Net Income                                     3,440                   3,775
Summit Net Income                                    560                     600
   Combined Net Income                             4,000                   4,375

Cost Savings (after-tax)                             100                     175
Balance Sheet Restructuring                         (25)                    (35)
Earnings on Reinvested Capital                        50                     110
--------------------------------------------------------------------------------
   Incremental Earnings                              125                     250
--------------------------------------------------------------------------------
   Pro Forma Earnings                              4,125                   4,625
Pro Forma E.P.S.                                  $ 3.73                  $ 4.20
--------------------------------------------------------------------------------
E.P.S. Accretion  $                               $  .01                  $  .11
                  %                                 0.3%                      3%
--------------------------------------------------------------------------------

Note: Above figures are derived from First Call earnings consensus for both companies and assumes after-tax earnings of 8.5% in 1001 and 8% in 2002 on reinvested capital. Excludes merger-related charges

                                  Balance Sheet
                                  June 30, 2000

$ IN BILLIONS

                                                         Balance
                                                         Sheet
                             FleetBoston     Summit      Restruct    ProForma*

Net Loans                   $    110.0    $     24.7   $     (5.0)  $    129.7
Securities                        22.8          11.3        (10.0)        24.1
Other Asset                       48.5           3.0          -           51.5
                            ------------  ----------   -----------  ----------
   Total Assets             $    181.3    $     39.0   $    (15.0)  $    205.3


Deposits                    $    104.7    $     26.1   $      -     $    130.8
Borrowings                        51.5           9.5        (15.0)        46.0
Other Liabilities                  9.8           0.4          -           10.2
                            -----------   ----------   -----------  ----------
   Total Assets             $    166.0    $     36.0   $    (15.0)  $    187.0

Preferred Stock                    0.6           -            -            0.6
Common Stock                      14.7           2.9          -           17.6
                            -----------   ----------   -----------  -----------
   Total Liab & Equity      $    181.3    $     39.0   $    (15.0)  $    205.3
                            -----------   ----------   ----------   -----------


                                Loan Composition

$ IN BILLIONS
                          FleetBoston        Summit              Balance Sheet     Pro Forma
                                                                 Restruct

                          Q2'00    % of      Q2'00   % of                          Q2'00     % of
                          Avg      Total     Avg     Total                         Avg       Total

C&I/ Lease Financing      $ 66.0    57%     $ 8.5     35%                          $ 74.5     55%
Commercial Real Estate       8.0     7%       3.2     13%                            11.2      8%
Residential Real Estate      9.1     8%       5.8     24%        (5.0)                9.9      7%
Consumer                    18.5    16%       6.4     27%                            24.9     18%
International               15.1    13%        -      0%                             15.1     11%
                         -------   ----     -----    ----        -------------     ------    ------
        Gross Loans       $116.7   100%     $24.0    100% $      (5.0)              136.7     100%



                               Deposit Composition

$ IN BILLIONS

                              FleetBoston         Summit           Pro Forma
                            Q2'00     % of    Q2'00     % of    Q2'00     % of
                             Avg     Total     Avg     Total     Avg     Total
Demand                     $  25.7       24% $   4.9       20% $  30.6       23%
Savings NOW                   44.0       41%    11.8       47%    55.8       42%
CDs                           22.0       20%     8.3       33%    30.3       23%
Foreign                       16.0       15%     -          0%    16.0       12%
                           -------   -------  ------   -------  ------    ------
   Total                   $ 107.7      100% $  25.1      100% $ 132.8      100%




* Excludes Expected Divestitures of $250MM

                                 Credit Quality
                                  June 30, 2000

$ IN BILLIONS

                         -----------  -----------  ------------------  ---------
Avg Loans                   FBF          SUB         Balance Sheet     Pro Forma
                                                       Restruct
                         -----------  -----------  ------------------  ---------

Gross Loans                $112,476      $25,048            $(5,000)    $132,524
Loan Loss Reserve             2,472          335                           2,807
Non-Performing Assets           950          120                           1,070

NPAs/Loans                    0.84%        0.48%                           0.81%
NCOs/Avg Loans                0.96%        0.36%                           0.89%
Reserve/Loans                 2.20%        1.34%                           2.12%

   Compelling Fit with FleetBoston's Franchise

     o     COMMANDING SHARE IN HIGHLY ATTRACTIVE MARKET
     o     ACCELERATES FEE INCOME GROWTH RATE:
     o     Bringing FleetBoston's Products to Summit Customers
     o     MAINTAINS DIVERSIFIED BUSINESS MIX AND EARNINGS CONSISTENCY
     o     LEVERAGES SCALE CREATED BY FLEET/BKB MERGER
     o     ATTRACTIVE SHAREHOLDER ECONOMICS

   Strategic Rationale

APPENDIX

FORWARD LOOKING INFORMATION

   This presentation contains forward looking statements with respect to the financial condition, results of operations and business of FleetBoston Financial Corporation ("Fleet") and Summit Bancorp ("Summit"), and assuming the consummation of the merger, a combined Fleet and BankBoston, including statements relating to: (i) the cost savings and revenue enhancements and accretion to reported earnings that will be realized from the merger; and
   (ii) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities: (i) expected cost savings from the merger cannot be fully realized or realized within the expected time; (ii) revenues following the merger are lower than expected; (iii) competitive pressure among depository institutions increases significantly; (iv) costs related to the integration of the business of Fleet and BankBoston are greater than expected; (v) changes in the interest rate environment reduce interest margins; (vi) general economic conditions, either internationally or domestically in those regions in which the combined company will be doing business, are less favorable than expected; (vii) legislation or regulatory requirements or changes adversely affect the business in which the combined company will be engaged; and (viii) changes which may occur in the securities market.